Supplemental Information September 30, 2009

National Health Investors, Inc.

222 Robert Rose Drive

Murfreesboro, Tennessee 37129

Phone: (615) 890-9100

Fax: (615) 225-3030

www.nhinvestors.com

Email: investor_relations@nhinvestors.com

Table of Contents

CORPORATE

Disclaimer

2

Analyst Coverage

3

Investor Relations Contact

3

Senior Management

3

Board of Directors

3

Company Profile

3

Long-Term Growth

4

Value Creation

4

Dividend Growth

4

FINANCIAL

Condensed Balance Sheets

5

Condensed Statements of Income

6

Funds From Operations

7

Funds Available for Distribution

7

EBITDA Reconciliation

8

Interest Coverage Ratio

8

Debt-to-Book Capitalization Ratio

8

Debt-to-Market Capitalization Ratio

8

PORTFOLIO

Portfolio Summary

9

Geographic Distribution

10

Lease Expirations

11

Mortgage Maturities

11

DEFINITIONS

Annualized Revenues

12

Facility Types

12

Funds Available for Distribution – FAD

12

Funds From Operations – FFO

12

Investment (Gross)

12

Investment (NBV)

12

CORPORATE

DISCLAIMER

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain “forward-looking” statements as that term is defined by the Private Securities Litigation Reform Act of 1995.  All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as “may”, “will”, “believes”, anticipates”, “expects”, “intends”, “estimates”, “plans”, and other similar expressions are forward-looking statements.

Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking.  Such risks and uncertainties include, among other things, the following risks, which are described in more detail under the heading “Risk Factors” in Item 1A in our Form 10-K for the year ended December 31, 2008:

•

We depend on the operating success of our customers (facility operators) for collection of our revenues during this time of uncertain economic conditions in the U.S.;

•

We are exposed to risk that our tenants and mortgagees may become subject to bankruptcy or insolvency proceedings;

•

We are exposed to risks related to government payors and regulations and the effect they have on our tenants’ and mortgagees’ business;

•

We are exposed to risk that the cash flows of our tenants and mortgagees will be adversely affected by increased liability claims and general and professional liability insurance costs;

•

We depend on the success of future acquisitions and investments;

•

We are exposed to risks related to environmental laws and the costs associated with the liability related to hazardous substances;

•

We depend on the ability to reinvest cash in real estate investments in a timely manner and on acceptable terms;

•

We are exposed to potential future losses in our investment in enhanced cash funds managed by a division of Bank of America;

•

We are involved in recent litigation brought against us by one of our mortgagees, the ultimate outcome of which is uncertain;

•

We depend on the ability to continue to qualify as a REIT

In this Supplemental Information we refer to non-GAAP financial measures.  These non-GAAP measures are not prepared in accordance with generally accepted accounting principles.  A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation.

Throughout this presentation, certain abbreviations and acronyms are used to simplify the format.  A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous.

ANALYST COVERAGE	INVESTOR RELATIONS CONTACT
Stifel Nicolaus & Company, Inc.	Roger R. Hopkins, CPA
J.J.B. Hilliard, W.L. Lyons, LLC	rhopkins@nhinvestors.com
(615) 890-9100

SENIOR MANAGEMENT	BOARD OF DIRECTORS
W. Andrew Adams Chairman and Chief Executive Officer	W. Andrew Adams Chairman and Chief Executive Officer National Health Investors, Inc.	Robert A. McCabe, Jr. Chairman Pinnacle Financial Partners

J. Justin Hutchens President and Chief Operating Officer	Robert T. Webb President (Retired) and Founder Webb's Refreshments, Inc.	Ted H. Welch Ted Welch Investments

Roger R. Hopkins, CPA Chief Accounting Officer

COMPANY PROFILE

NATIONAL HEALTH INVESTORS, INC., a Maryland corporation incorporated in 1991, is a real estate investment trust ("REIT") which invests in income-producing health care properties primarily in the long-term care industry.  Our mission is to invest in health care real estate assets which generate current income that will be distributed to stockholders.  We have pursued this mission by acquiring properties to lease and making mortgage loans nationwide.  These investments involve 125 properties in 18 states and include skilled nursing facilities, assisted living facilities, acute care hospitals, medical office buildings, retirement centers, and residential projects for the developmentally disabled.  We have funded these investments in the past through three sources of capital: (1) current cash flow, including principal prepayments from our borrowers, (2) the sale of equity securities, and (3) debt offerings, including the issuance of convertible debt instruments, bank lines of credit, and ordinary term loans.

Investor Snapshot as of September 30, 2009

Exchange:	NYSE	52 week Low/High:	$18.62	$34.08	Market Capitalization:	$873,488,316
Symbol:	NHI	Dividend/Yield:	$2.20	6.95%
Closing Price:	$31.65	Shares Outstanding:	27,598,367

Portfolio Revenue Snapshot as of September 30, 2009

LONG-TERM GROWTH

VALUE CREATION

S&P 500 – Standard & Poor’s index of 500 large-cap common stocks NAREIT – FTSE NAREIT US Real Estate Index Series of all publicly traded REITs

DIVIDEND HISTORY

*Current year reflects dividends declared through September 30, 2009

The Board of Directors approves a regular quarterly dividend which is reflective of expected taxable income on a recurring basis.  Company transactions that are infrequent and non-recurring that generate additional taxable income have been distributed to shareholders in the form of special dividends.  Taxable income is determined in accordance with the IRS Code and is different than net income for financial statement purposes determined in accordance with accounting principles generally accepted in the U.S.

FINANCIAL

CONDENSED BALANCE SHEETS

(in thousands, except share amounts)

	September 30,	December 31,
Assets	2009	2008
Real estate properties:
Land	$28,577	$26,310
Buildings and improvements	338,648	284,596
	367,225	310,906
Less accumulated depreciation	(135,783)	(129,574)
Real estate properties, net	231,442	181,332

Mortgage notes receivable, net	98,372	108,640
Investment in preferred stock	38,132	38,132
Cash and cash equivalents	63,571	100,242
Marketable securities	22,960	26,594
Accounts receivable, net	1,862	1,734
Assets held for sale, net	-	200
Deferred costs and other assets	277	232
Total Assets	$456,616	$457,106

Liabilities
Bonds payable	$1,400	$3,987
Accounts payable and accrued expenses	3,517	4,359
Dividends payable	15,179	19,030
Deferred income	648	115
Total Liabilities	20,744	27,491

Commitments and Contingencies

Stockholders' Equity
Common stock, $.01 par value; 40,000,000 authorized; 27,598,367 and
27,580,319 issued and outstanding, respectively	276	276
Capital in excess of par value	459,766	458,911
Cumulative net income	884,320	836,382
Cumulative dividends	(922,261)	(876,742)
Unrealized gains on marketable securities	13,771	10,788
Total Stockholders' Equity	435,872	429,615
Total Liabilities and Stockholders' Equity	$456,616	$457,106

CONDENSED STATEMENTS OF INCOME

(in thousands, except share and per share amounts)

	Three months ended		Nine months ended
	September 30,		September 30,
	2009	2008	2009	2008
Revenues:
Rental income	$17,054	$13,220	$44,570	$40,017
Mortgage interest income	2,568	2,400	7,071	7,214
	19,622	15,620	51,641	47,231

Expenses:
Interest	15	62	77	247
Depreciation	2,317	1,926	6,210	5,936
Amortization of loan costs	3	3	9	11
Legal	337	310	1,272	1,041
Franchise, excise and other taxes	135	108	549	525
General and administrative	1,194	452	4,040	2,241
Loan and realty losses (recoveries)	-	-	(640)	-
	4,001	2,861	11,517	10,001

Income before non-operating income	15,621	12,759	40,124	37,230
Non-operating income (investment and other)	1,856	701	5,728	4,464
Income from continuing operations	17,477	13,460	45,852	41,694

Discontinued operations:
Income from discontinued operations	(4)	2,491	2,086	2,449
	(4)	2,491	2,086	2,449

Net income	$17,473	$15,951	$47,938	$44,143

Weighted average common shares outstanding:
Basic	27,589,161	27,767,394	27,580,568	27,750,377
Diluted	27,642,237	27,785,708	27,605,504	27,783,141

Earnings per share:
Basic:
Income from continuing operations	$0.63	$0.48	$1.66	$1.50
Discontinued operations	-	0.09	0.08	0.09
Net income available to common stockholders	$0.63	$0.57	$1.74	$1.59

Diluted:
Income from continuing operations	$0.63	$0.48	$1.66	$1.50
Discontinued operations	-	0.09	0.08	0.09
Net income available to common stockholders	$0.63	$0.57	$1.74	$1.59

Dividends declared per common share	$0.55	$0.55	$1.65	$1.65

FUNDS FROM OPERATIONS (FFO)

(in thousands, except share and per share amounts)

	Three months ended		Nine months ended
	September 30,		September 30,
	2009	2008	2009	2008

Net income	$17,473	$15,951	$47,938	$44,143
Real estate depreciation in continuing operations	2,222	1,905	6,061	5,728
Real estate depreciation in discontinued operations	-	13	-	39
Funds from operations	$19,695	$17,869	$53,999	$49,910
Collection of past due rent and interest amounts	(2,654)	-	(2,654)	-
Asset write-downs and (recoveries of previous writedowns)	-	2,712	(1,719)	2,976
Recognition of deferred credits	-	(4,121)	(1,493)	(4,121)
Restricted stock forfeiture	-	-	-	(566)
Other one time items	(141)	-	(443)	-
Normalized FFO	$16,900	16,460	47,690	48,199

Weighted average common shares outstanding:
Basic	27,589,161	27,767,394	27,580,568	27,750,377
Diluted	27,642,237	27,785,708	27,605,504	27,783,141

Funds from operations per share:
Basic	$0.71	$0.64	$1.96	$1.80
Diluted	$0.71	$0.64	$1.96	$1.80

Normalized FFO per share
Basic	$0.61	$0.59	$1.73	$1.74
Diluted	$0.61	$0.59	$1.73	$1.73

FFO payout ratio:
Dividends declared per common share	$0.55	$0.55	$1.65	$1.65
FFO per diluted share	$0.71	$0.64	$1.96	$1.80
FFO payout ratio	77%	86%	84%	92%

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)

(in thousands, except share and per share amounts)

	Three months ended		Nine months ended
	September 30,		September 30,
	2009	2008	2009	2008

Net income	$17,473	$15,951	$47,938	$44,143
Real estate depreciation in continuing operations	2,222	1,905	6,061	5,728
Real estate depreciation in discontinued operations	-	13	-	39
Straight-line lease revenue, net	(182)	(66)	(287)	(95)

Funds available for distribution	$19,513	$17,803	$53,712	$49,815

Weighted average common shares outstanding:
Basic	27,589,161	27,767,394	27,580,568	27,750,377
Diluted	27,642,237	27,785,708	27,605,504	27,783,141

Funds available for distribution per share:
Basic	$0.71	$0.64	$1.95	$1.80
Diluted	$0.71	$0.64	$1.95	$1.79

FAD payout ratio:
Dividends declared per common share	$0.55	$0.55	$1.65	$1.65
FAD per diluted share	$0.71	$0.64	$1.95	$1.79
FAD payout ratio	77%	86%	85%	92%

EBITDA RECONCILIATION AND INTEREST COVERAGE RATIO

(in thousands)

	Three months ended		Nine months ended
	September 30,		September 30,
	2009	2008	2009	2008

Net income	$17,473	$15,951	$47,938	$44,143
Interest	15	62	77	247
Franchise, excise and other taxes	135	108	549	525
Depreciation in continuing operations	2,317	1,926	6,210	5,936
Depreciation in discontinued operations	-	18	-	55
Amortization of loan costs	3	3	9	11
EBITDA	$19,943	$18,068	$54,783	$50,917

Interest	$15	$62	$77	$247

Interest Coverage Ratio	1,329.53	291.42	711.47	206.14

DEBT-TO-BOOK AND DEBT-TO-MARKET CAPITALIZATION RATIOS

(in thousands, except share and per share amounts)

	September 30,	December 31,
	2009	2008

Debt	$1,400	$3,987

Book Capitalization
Debt	$1,400	$3,987
Stockholders' Equity	435,872	429,615
Total Book Capitalization	$437,272	$433,602

Debt / Book Capitalization	0.32%	0.92%

Market Capitalization
Common shares outstanding	27,598,367	27,580,319
Market price of common stock	$31.65	$27.43
Total Market Capitalization	$873,488	$756,528

Debt / Market Capitalization	0.16%	0.53%

PORTFOLIO

PORTFOLIO SUMMARY as of September 30, 2009

	Properties	Beds/Units/ Sq. Ft.	Investment (Gross)	YTD Revenue	% of segment
Leases
Skilled Nursing (1)	53	7,283	$250,687,000	$32,188,000	72.22%
Assisted Living	14	1,141	76,829,000	7,684,000	17.24%
Hospitals	1	55	10,703,000	2,107,000	4.73%
Independent Living	4	456	13,658,000	1,365,000	3.06%
Medical Office Buildings	4	124,427	15,747,000	1,226,000	2.75%
Total Leases	76		$367,624,000	$44,570,000	100.00%

(1) Skilled Nursing
NHC facilities*	41	5,547	$140,921,000	$26,221,881	58.83%
All other facilities	12	1,736	109,766,000	5,966,119	13.39%
	53	7,283	$250,687,000	$32,188,000	72.22%

* On October 17, 1991, 43 NHC facilities were transferred to NHI at their then current book value in a non-taxable exchange (two facilities were subsequently sold).

Mortgages			Investment (NBV)
Skilled Nursing	31	3,481	$90,904,000	$6,665,000	94.26%
Assisted Living	1	70	3,882,000	129,000	1.82%
Developmentally Disabled	17	108	3,586,000	277,000	3.92%
Total Mortgages	49	3,659	$98,372,000	$7,071,000	100.00%

GEOGRAPHIC DISTRIBUTION as of September 30, 2009

								YTD	% of
	SNF	DD	ALF	MOB	ILF	HOSP	Total	Revenue	Total
Tennessee	20	3	3	-	2	-	28	$13,551,000	26.26%
Florida	10	14	4	1	-	-	29	8,605,000	16.66%
Texas	12	-	-	2	-	-	14	6,565,000	12.71%
South Carolina	4	-	1	-	-	-	5	5,024,000	9.73%
Arizona	1	-	4	-	-	-	5	3,529,000	6.83%
Kentucky	2	-	-	-	-	1	3	3,378,000	6.54%
Missouri	8	-	-	-	1	-	9	2,193,000	4.25%
Virginia	7	-	-	-	-	-	7	1,882,000	3.64%
Alabama	2	-	-	-	-	-	2	1,581,000	3.06%
Georgia	5	-	-	-	-	-	5	1,376,000	2.66%
New Jersey	-	-	1	-	-	-	1	1,029,000	1.99%
Massachusetts	4	-	-	-	-	-	4	735,000	1.42%
Idaho	1	-	-	-	1	-	2	676,000	1.31%
Kansas	5	-	-	-	-	-	5	479,000	0.93%
New Hampshire	3	-	-	-	-	-	3	447,000	0.87%
Pennsylvania	-	-	1	-	-	-	1	302,000	0.58%
Illinois	-	-	-	1	-	-	1	160,000	0.31%
Minnesota	-	-	1	-	-	-	1	129,000	0.25%
	84	17	15	4	4	1	125	$51,641,000	100.00%

LEASE EXPIRATIONS AND MORTGAGE MATURITIES as of September 30, 2009

	2009	2010	2011	2012	2013	2014 - 2017	2018 - 2021	Thereafter	TOTALS
Leases
Skilled Nursing
Annualized Revenue	$-	$5,309,000	$981,000	$-	$-	$-	$419,000	$41,150,000	$47,859,000
Properties	-	7	1	-	-	-	1	44	53
Assisted Living
Annualized Revenue	-	3,086,000	367,000	-	1,381,000	2,388,000	-	405,000	7,627,000
Properties	-	8	1	-	1	3	-	1	14
Medical Office Buildings
Annualized Revenue	-	-	588,000	-	389,000	-	668,000	-	1,645,000
Properties	-	-	2	-	1	-	1	-	4
Independent Living
Annualized Revenue	-	-	631,000	-	-	-	-	1,201,000	1,832,000
Properties	-	-	1	-	-	-	-	3	4
Hospitals
Annualized Revenue	-	-	-	2,828,000	-	-	-	-	2,828,000
Properties	-	-	-	1	-	-	-	-	1

Total Annualized Revenues	$-	$8,395,000	$2,567,000	$2,828,000	$1,770,000	$2,388,000	$1,087,000	$42,756,000	$61,791,000

Mortgages
Skilled Nursing
Annualized Revenue	$1,729,000	$1,045,000	$1,586,000	$-	$188,000	$1,038,000	$-	$1,640,000	$7,226,000
Properties	6	3	7	-	1	8	-	6	31
Assisted Living
Annualized Revenue	-	-	-	-	-	-	388,000	-	388,000
Properties	-	-	-	-	-	-	1	-	1
Developmentally Disabled
Annualized Revenue	-	372,000	-	-	-	-	-	-	372,000
Properties	-	17	-	-	-	-	-	-	17

Total Annualized Revenues	$1,729,000	$1,417,000	$1,586,000	$-	$188,000	$1,038,000	$388,000	$1,640,000	$7,986,000

DEFINITIONS

Annualized Revenue

The term Annualized Revenue refers to the amount of revenue that our portfolio would generate if all leases and mortgages were in effect for the twelve-month calendar year, regardless of the commencement date, maturity date, or renewals.  Therefore, annualized revenue is used for financial analysis purposes, and is not indicative of actual or expected results.

Facility Types

SNF –Skilled nursing facility

ALF – Assisted living facility

HOSP – Acute-care hospital

ILF – Independent living facility

MOB – Medical office building

DD – Developmentally disabled facility

Funds from operations - FFO

FFO is an important supplemental measure of operating performance for a REIT.  Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO.  FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from sales of property, and adding back real estate depreciation.  The term FFO was designed by the REIT industry to address this issue.  Our measure may not be comparable to similarly titled measures used by other REITs.  Consequently, our FFO may not provide a meaningful measure of our performance as compared to that of other REITs.  Since other REITs may not use our definition of FFO, caution should be exercised when comparing our Company’s FFO to that of other REITs.  FFO in and of itself does not represent cash generated from operating activities in accordance with GAAP (FFO does not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and is not necessarily indicative of cash available to fund cash needs.

Normalized FFO

Normalized FFO excludes from FFO any material one-time items reflected in GAAP net income.  Excluded items may include, but are not limited to, impairments of assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

Funds available for distribution - FAD

FAD is usually calculated by subtracting from Funds from Operations (FFO) both normalized recurring expenditures that are capitalized by the REIT and then amortized, but which are necessary to maintain a REIT's properties and its revenue stream (e.g., new carpeting and drapes in apartment units, leasing expenses and tenant improvement allowances) and "straight-lining" of rents.  This calculation is sometimes referred to as Cash Available for Distribution (CAD) or Funds Available for Distribution (FAD).  Our measure may not be comparable to similarly titled measures used by other REITs.  Consequently, our FAD may not provide a meaningful measure of our performance as compared to that of other REITs.  Since other REITs may not use our definition of FAD, caution should be exercised when comparing our Company’s FAD to that of other REITs.  FAD in and of itself does not represent cash generated from operating activities in accordance with GAAP (FAD does not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and is not necessarily indicative of cash available to fund cash needs.

Investment (Gross)

The term Investment (Gross) refers to the historical cost of our investment in real estate properties before depreciation expense, net of write-downs and impairments, if any.

Investment (NBV)

The term Investment (NBV) refers to the net carrying value of our real estate and mortgage investments.

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